Exhibit 32

CERTIFICATION OF THE CEO AND CFO PURSUANT TO SECTION 906

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF

FINANCIAL OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Teva Pharmaceutical Industries Limited (the “Company”) on Form 10-K for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Kåre Schultz, President and Chief Executive Officer of the Company, and Michael McClellan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 19, 2019

/s/ Kåre Schultz
Kåre Schultz
President and Chief Executive Officer

/s/ Michael McClellan
Michael McClellan
Chief Financial Officer